Supplement dated November 20, 2015
to the Summary Prospectus of the following fund:
Fund	Summary Prospectus Dated
Columbia Funds Series Trust
Columbia Marsico 21st Century Fund	7/1/2015
Effective November 20, 2015 (the Effective Date), Marsico Capital Management, LLC (Marsico) no longer serves as the subadviser to the Fund and Columbia Management Investment Advisers, LLC (the Investment Manager) assumes the day-to-day management of the Fund's portfolio. Also, on the Effective Date, the Fund’s name is changed to Columbia Large Cap Growth Fund II. Accordingly, on the Effective Date, all references in the summary prospectus to Marsico are hereby deleted and all references to Columbia Marsico 21st Century Fund are hereby deleted and replaced with Columbia Large Cap Growth Fund II. In addition, as of the Effective Date, the changes described in this Supplement are hereby made to the Fund’s summary prospectus.
In connection with the changes described in this Supplement, management has discussed with the Fund’s Board of Trustees a proposal to merge the Fund into another Columbia Fund managed by the Investment Manager in a substantially similar manner as the Fund will be managed following the Effective Date. Assuming required approvals from the Board of Trustees and shareholders are obtained, the merger is currently expected to occur in the second quarter of 2016.
The information under the heading "Principal Investment Strategies" is hereby superseded and replaced with the following:
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of large-capitalization companies, primarily common stocks and securities that can be converted into common stocks. These companies have market capitalizations in the range of companies in the Russell 1000 Growth Index (the Index) at the time of purchase (between $908 million and $688.4 billion as of October 31, 2015). The market capitalization range and composition of the companies in the Index are subject to change. The Fund invests primarily in common stocks of companies that the investment manager believes have the potential for long-term, above-average earnings growth. The Fund may from time to time emphasize one or more economic sectors in selecting its investments, including the consumer discretionary sector, the health care sector and the information technology sector.
The Fund may invest up to 20% of its total assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts.
The information under the heading "Principal Risks" is hereby revised to remove Emerging Market Securities Risk, Focused Portfolio Risk and Small- and Mid-Cap Company Securities Risk and add the following:
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with the particular country, which may be related to the particular political, regulatory, economic, social and other conditions or events occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.
The rest of the section remains the same.
SUP184_02_002_(11/15)

The information under the heading "Performance Information” is hereby revised to add the following:
Effective November 20, 2015, the Fund compares its performance to that of the Russell 1000 Growth Index (the New Index). Prior to this date, the Fund compared its performance to that of the Russell 3000 Index (the Former Index). The Fund’s investment manager made this recommendation to the Fund’s Board of Trustees because the investment manager believes that the New Index provides a more appropriate basis for comparing the Fund’s performance in light of the changes made to the Fund’s name and principal investment strategies. Information on the New Index and the Former Index will be included for a one-year transition period. Thereafter, only the New Index will be included.
 Also, the information under the heading "Performance Information” is hereby revised to add the following information to the "Average Annual Total Returns After Applicable Sales Charges" table:
Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2014)
	1 Year	5 Years	10 Years
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	13.05%	15.81%	8.49%

The rest of the section remains the same.
The information under the heading "Fund Management” is hereby superseded and replaced with the following:
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
John Wilson, CFA	Senior Portfolio Manager	Lead manager	November 2015
Peter Deininger, CFA, CAIA	Senior Portfolio Manager	Co-manager	November 2015
Tchintcia Barros, CFA	Portfolio Manager	Co-manager	November 2015
Shareholders should retain this Supplement for future reference.
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SUP184_02_002_(11/15)